Fees Summary	Oct. 10, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 172,859,375
Previously Paid Amount	0
Total Fee Amount	26,464.77
Total Offset Amount	0
Net Fee	$ 26,464.77